995 PSUM-1 07/14

SUPPLEMENT DATED JULY 11, 2014

TO THE SUMMARY PROSPECTUS DATED

JANUARY 1, 2014

OF

FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

(Franklin Alternative Strategies Funds)

The summary prospectus is amended as follows:

I.  The “Fund Summary – Investment Manager” section on page 10 is replaced with the following:

Franklin Alternative Strategies Advisers, LLC (FASA)

II. The “Fund Summary – Portfolio Manager” section on page 10 is replaced with the following:

Stephen P. Burke

Executive Vice President and Chief Compliance Officer of FASA and a portfolio manager of the Fund since inception (December 2011).

John C. Pickart, CFA

Executive Vice President and Chief Financial Officer of FASA and a portfolio manager of the Fund since inception (December 2011).

Wayne D. Ryan, CAIA

Head of Global Trading of FASA  and a portfolio manager of the Fund since inception (December 2011).

Please keep this supplement for future reference.